UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2016

TERAFOX CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-200675	36-4817186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

R24 Flat C 5/F

Wah Mow Factory Building

5-7 Ng Fong Street, San Po Kang

Kowloon, Hong Kong

(Address of Principal Executive Offices)

+852 9560 0946

(Registrant’s telephone number, including area code)

2/104 Joyton Avenue

Zetland, Australia 2017 N.S.W

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

It has come to the attention of the Terafox Corp. (“Terafox”) that an entity known as SM Trader Limited (a/ka Smart Trader or “SMT”) (collectively “Smart Trader”) located in Sydney, New South Wales, Australia has issued false and misleading statements and press releases concerning Terafox. These statements can be found at the following link:

http://www.21jrr.com/news/zhxw/2016/0624/141410.html

Terafox denies any affiliation with SmartTrader and, contrary to their statements, SmartTrader did not and has not acquired control of Terafox. We have contacted SmartTrader and have asked them to withdraw their statements concerning Terafox. As of the date of the filing, they have not withdrawn any of these statements.

Terafox is urging shareholders to ignore any of these and perhaps other statements from SmartTrader concerning Terafox.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERAFOX CORP.

(Registrant)

/s/ Chi Yeuk Lau

Chi Yeuk Lau

Chief Executive Officer

Date: November 25, 2016